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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 4, 1999

                        --------------------------------

                               autobytel.com inc.
             (Exact name of registrant as specified in its charter)

                                     0-22239
                            (Commission File Number)

           Delaware                                          33-0711569
(State or other jurisdiction of                           (I.R.S. Employer
incorporation or organization)                          Identification No.)

                            18872 MacArthur Boulevard
                            Irvine, California 92612
             (Address of principal executive offices, with zip code)

                                 (949) 225-4500
              (Registrant's telephone number, including area code)


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Item 5.  OTHER EVENTS

On October 4, 1999, autobytel.com inc., a Delaware corporation
("autobytel.com"), notified W.G. Nichols Inc. that autobytel.com had elected not to proceed with the previously announced acquisition of W.G. Nichols Inc. and a related entity.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            autobytel.com inc.



         Date:  October 4, 1999             By:      /s/ Ariel Amir
                                               ---------------------------------
                                            Ariel Amir
                                            Vice President and General Counsel



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